UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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On April 12, 2018, The E.W. Scripps Company made the following communications available and may in the future distribute, make available or use the same or substantially similar communications from time to time:

The E.W. SCRIPPS company Investor Presentation Spring 2018

Disclaimer DISCLAIMER Forward-Looking Statements Certain statements in this communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature and which may be identified by the use of words like “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, are forward-looking statements. These forward-looking statements are based on management's current expectations, and are subject to certain risks, trends and uncertainties, including changes in advertising demand and other economic conditions that could cause actual results to differ materially from the expectations expressed in such forward-looking statements. Such forward-looking statements are made as of the date of this communication and should be evaluated with the understanding of their inherent uncertainty. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the company’s Form 10-K on file with the SEC in the section titled “Risk Factors”. The company undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date the statement is made. Important Additional Information and Where to Find It The Company has filed a definitive proxy statement on Schedule 14A and form of associated WHITE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2018 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2018 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of the Company’s Board of Directors for election at the 2018 Annual Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and other relevant documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.scripps.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC

Scripps serves audiences and businesses through a growing portfolio of local and national media brands. We are well-positioned to serve customers through our two key segments: Local Media: With 33 television stations and their digital media outlets, Scripps is one of the nation’s largest independent TV station owners National Media: Scripps runs an expanding collection of national content businesses, including four audience-targeted multicast networks, the next-generation news network Newsy and podcast industry leader Midroll Local Media Attractive station portfolio Presence in 24 markets Reaches one in five TV households Affiliations with all of the “Big Four” networks Scripps Is One Of The Nation’s Largest Local Broadcasters And Owns Content Brands With National Scale National Media Fast-growing, audience targeted brands National reach and scale, with opportunity to continue to broaden distribution Moving from direct response to more lucrative general-market advertising to drive revenue growth and profitability

Scripps Has A Long History Of Capitalizing On Consumer Media Habits To Create Shareholder Value



1878
Edward W. Scripps borrows $10,000 to start the Penny Press in Cleveland
The Penny Press.
1935
Enters radio business with purchase of station in Cincinnati; renames it WCPO
1947
Launches first TV station, WEWS in Cleveland
WEWS
1980
Enters the cable systems business
1988
Scripps IPO
1992
Exits the radio business
HGTV
1994
Debuts Home and Garden TV
1996
Exits the cable systems business
1997
Acquires Food Network
food
scrippsnetworks interactive
2008
Completes separation of Scripps Networks Interactive
2011
Adds four TV stations, growing to a total of 13
The McGraw·Hill Companies
2012
Launches original programming unit with two access shows
the LIST
LET'S ASK AMERICA
2014
Acquires Newsy
newsy
Acquires two Granite TV stations
MIDROLL
Acquires podcasting leader Midroll
2015
jmg
journalmediagroup
Exits newspaper business, expands TV stations to 33, and re-enters the radio business
2016
Acquires Stitcher to fold into Midroll
STITCHER
JMG sold to Gannett
2017
Acquires Katz networks
Expands Newsy into cable
2018
SNI sold to Discovery
2018
Announces restructuring and sale of Radio assets

Scripps' history is marked by a series of events that have created value over its 30-year span as a public company. Our total shareholder return since 1988 has been **+1,429% (+8.4% annualized)**[(1)]. Among these notable events were:

- The sale of cable systems to Comcast, where Scripps shareholders received Comcast stock
- The spinoff of Scripps Networks Interactive, which unlocked value in the SNI share price (and SNI was ultimately sold to Discovery in 2018 for $14.6B)
- The spinoff of Scripps' newspapers, which merged with the Journal Communications newspapers to form Journal Media Group, sold within a year to Gannett in a cash deal for shareholders
- The 2015 Journal double-spin/double merge, which also produced a $1 per share special dividend for the Scripps shareholders

1) Total shareholder return as of June 29, 1988 through April 4, 2018; assumes dividends received are used to purchase new shares, per Bloomberg

4

Chapter 1 Successful Transformation Chapter 2 The Value Creation Ahead Chapter 3 Right Board And Right Management Team Chapter 4 The Missing GAMCO Thesis Chapter 5 Governance Overview Executive Summary

Our Board Is Overseeing A Successful Evolution Chapter 1

Present Execute a buy-sell-swap strategy, grow retransmission revenue and reduce costs in order to optimize TV station group performance Scale national businesses, maximizing audience, revenue growth potential and free cash flow contribution Continue to prioritize near-term operating performance while maintaining our approach to long-term value creation Position the station portfolio to create greater value for shareholders within our markets Announced leadership changes in mid-2017 Re-organized company into National Media and Local Media to position it for improved performance and growth Launched a comprehensive strategy to enhance margins and cash flow in our Local Media business and build long-term value in our National Media businesses Engaged in comprehensive restructuring, including the anticipated sale of radio portfolio and optimization of cost structure Set strategic direction designed to capitalize on the evolving media landscape Initiated quarterly dividend Decisions were made prior to 2008 to leverage company cash flow and retrans to further the growth of the Scripps Networks at a time when most broadcasters were buying duopolies and beginning to reap greater retrans fees The Board Is Overseeing Swift Transformation Chapter 1 Future

In The Near Term Complete reorganization of the Company’s businesses according to the marketplaces they serve: Local and National Pursue in-market consolidation through buy-sell-swap station acquisition strategy, allowing us to assemble the best performing TV portfolio possible Reduce corporate and Local Media cost structures to yield more than $30 million in annual savings and enhance broadcast cash flow Execute sale of radio business to further optimize our portfolio Invest to fully capture the potential in our national media businesses, which we see as a long-term growth engine with significant opportunity for value creation Deliver value to shareholders through prudent capital allocation and strategic decision making, including the recent initiation of a quarterly dividend We Have A Comprehensive Strategy Focused On Delivering Value To Shareholders Chapter 1 1 2 3 5 6 4

Chapter 1

1

Our Reorganization Reflects How Audiences And Advertisers View Our Businesses

Local Media Brands


Boise, ID
KIVI
ldvitc.com
Radio: 4 FM
Twin Falls, ID
KSAW-LD
kasawtv.com
Denver
KMGH, KZCO, KZFC
thedenverchannel.com
aztecacolorado.com
Las Vegas
KTNV
Ktnv.com
Bakersfield, CA
KERO, KZKC
turnto23.com
azteca42.com
San Diego
KGTV, KZSD
10news.com
Phoenix
KNXV
abc15.com
Tucson
KGUN, KWBA
kgun9.com
thecwtucson.com
Radio: 3 FM, 1 AM
Wichita, KS
Radio: 4 FM, 1 AM
Tulsa, OK
KJRH
kjrh.com
Radio: 4 FM, 1 AM
Kansas City, MO
KSHB, KMCI
ksbh.com
38thespot.com
Omaha, NE
KMTV
kmtv.com
Radio: 4 FM, 1 AM
Milwaukee
WTMJ
tmj4.com
Radio: 1 FM, 1 AM
Lansing, MI
WSYM
fox47news.com
Green Bay-Appleton, WI
WGBA, WACY
nbc26.com
Detroit
WXYZ, WMYD
wxyz.com
tv20etroit.com
Buffalo
WKBW
wkbw.com
Cleveland
WEWS
newsnet5.com
Baltimore
WMAR
abc2news.com
Cincinnati
WCPO
wcpo.com
Indianapolis
WRTV
theindychannel.com
Knoxville, TN
Radio: 4 FM
Nashville
WTVF
newschannel5.com
West Palm Beach
WPTV
wptv.com
Springfield, MO
Radio: 4 FM, 1 AM
TAMPA
WFTS
abcactionnews.com
Ft. Myers—Naples
WFTX
fox4now.com

National Media Brands

newsy
MIDROLL MEDIA
STITCHER
BOUNCE
GRIT
ESCAPE
laff

9

Our Strategy Our M&A Priority Is To Strengthen Our TV Portfolio Chapter 1 Build on our proven track record as a TV consolidator (McGraw-Hill, Granite Broadcasting, Journal Media Group) Engage in a buy-sell-swap strategy, seizing opportunities in light of TV ownership regulation changes to strengthen our portfolio Expand within our existing markets Move into new markets that enhance our portfolio and give us further national scale 2 BUY SELL SWAP

3
Chapter 1

Cost Initiatives Will Create A Stronger, Leaner, Higher Performing Company

Cost Savings Initiative Will Create A Stronger, More Nimble Scripps

1. Cost reductions will provide a meaningful boost toward goal of margin and cash flow improvement
2. Rightsizing the cost structure will improve operating performance and enhance broadcast cash flow
3. We expect to realize ~$10MM in 2018 and full ~$30MM by 2019

~$30MM
Annual Cost Savings

We Have Identified ~$30 Million Of Potential Annual Cost Savings

SEGMENT	SAVINGS ESTIMATE
Local	~$20M
National	~$3M
Corporate	~$7M
Total savings	**~$30MM**

11

Selling The Radio Business Will Help Us Further Optimize Our Portfolio Chapter 1 4 Selling the radio division allows us to focus on core local TV portfolio and the growth opportunities in National Media Proceeds to be used for buy-sell-swap and to pay down debt

Our Growth Path For Our National Media Segment: We Expect Continued Margin Expansion As We Scale Our National Brands Chapter 1 1. Create content that draws key target demographic groups 2. Grow nationwide scale and audience reach 3. Convert significant inventory from direct response advertising to more lucrative general market advertising 5 ~90% U.S. household reach by Katz networks 40 million Newsy subscribers expected by end of 2018 25% of U.S. listens to podcasts monthly 90 million monthly podcast listeners expected in 2020

We Continue to Target Attractive Returns in the Near-Term Chapter 1 6 We expect cash flow from operations to grow more than 40 percent from 2016 levels to 2020, driven by retransmission revenue increases and restructuring initiatives We expect margin improvement of approximately 400 bps from 2018 to 2020 Our buy-sell-swap strategy offers incremental returns via margin improvement We are returning cash to shareholders via the dividend initiation in Q1 2018 (current dividend yield of ~1.7%) We expect to continue share repurchases, and have $82.6 million remaining in our current share repurchase program that expires at the end of the year We take a disciplined approach to allocating capital, balancing business investment, acquisitions and shareholder return

We Take A Balanced Approach To Allocating Capital Chapter 1 Cash And Debt (1) Cash on hand: $149 million Total debt:$693 million Liquidity:$275 million 2012 – 2017 Uses Of Capital The board authorized $100 million in November 2012, $100 million in May 2014 and another $100 million in November 2016 that expires at the end of 2018 Share Repurchases Katz: four national multicast networks Newsy: national news network Midroll Media: podcast industry leader Other select acquisitions National Media Acquisitions Dividends We paid a $60 million special dividend at the closing of the Journal transaction in 2015 We just introduced a regular quarterly dividend of 5 cents per share 6 Local Media Acquisitions McGraw-Hill: four ABCs; five Aztecas Granite: one ABC; one MyNetwork to form Detroit duopoly Journal: four ABCs, two FOXs, two CBSs, two NBCs, one CW, one MyTV Share Repurchase Special Dividend National Media Acquisitions Local Media Acquisitions Return of Capital Cash and Debt as of December 31, 2017

Our Payout Ratio Is Attractive Versus Peers And Sustainable Longer Term Chapter 1 Total Payout Ratio Total Return of Capital as % of 2017A LFCF 1 2 3 4 Median ROC: 57% Median Dividend Payout Ratio 29% Buybacks as % of ROC 65% 35% 100% 21% 30% 100% Source: Capital IQ, Company Filings Total return of capital defined as dividends plus share repurchases Levered Free Cash Flow (LFCF) defined as operating cash flow less capex LFCF normalized to exclude one time accrued legal and regulatory settlement expenses Share Repurchases Dividends 6 Scripps instituted a $0.05 per share dividend in first quarter 2018

We Maintain A Strong Balance Sheet With A Path To De-Levering Chapter 1 Investors look at our debt levels by calculating the ratio of our net debt ($543 million) to a two-year average of our EBITDA. Right now, our debt is about 3.5 times our EBITDA average – the lowest among our peer group of companies. On path to less than ~3.0x net leverage by year end 2018 6 Scripps Modestly Levered Versus TV Broadcast Peers

Restructuring Initiatives Have Been Well-Received By Wall Street Research Chapter 1 Regarding its “Buy” rating: “We now calculate a 2018/2019 PMV of $24 per share for SSP based on 8x BCF, rising to $31 per share in 2019/2020.” “We came away impressed with the strong revenue growth that Katz has already generated (55% 5 yr. CAGR through F17) and believe the consumer shift to over-the-air viewing and Katz's shift to general market advertising offers further revenue/profitability growth potential moving forward. Bottom Line: Execution risk seems modest.” – Jefferies, Jan. 23, 2018 “National is profitable, management is committed to returning capital …, there is a clear focus on TV station M&A, and sub trends are getting better. … We truly believe the management team is making the right changes for the long term.” – Wells Fargo, Feb. 28, 2018 “Scripps currently has 2.5 million subscribers paying essentially nothing, National is expected to see improved profitability over the next 24 months, and Scripps has significant FCC cap room to merge/make acquisitions, with synergies likely to enhance revenues and cash flow in both segments. Therefore, we believe a multiple of 8x consolidated broadcast EBITDA and 2x revenue for National is justified, resulting in a $21 per share price target.” – Benchmark, March 1, 2018 – Gabelli, Jan. 26, 2018

Future Of Scripps – Delivering Long-Term Shareholder Value Chapter 2

In Addition To Our Strategy To Enhance Near-Term Performance, We Are Focused On Long-term Value Creation Our Comprehensive Strategy Centers On Delivering Value To Shareholders Chapter 2 In Local Media, we are focused on creating the strongest portfolio to maximize broadcast cash flow Robust viewership, with more than 50 percent of Americans seeking out TV news every week, and the lion's share of primetime viewing on the Big Four networks Retransmission revenue growth that captures our full value from cable and over-the-top TV providers Distribution of our local brands on over-the-top platforms with strong economics Ongoing growth in political advertising revenue, with the Scripps dedicated sales office helping us grow political margins Portfolio improvement through in-market consolidation In National Media, we are creating value by seizing the opportunities we see with the evolving habits of media consumers including: Focusing Newsy and the Katz networks on the future of television through over-the-air, over-the-top, cable and satellite Our leadership in the fast-growing podcasting and on-demand audio ecosystem High-growth business margin expansion In Addition To Our Strategy To Enhance Near-Term Performance, We Are Focused On Long-term Value Creation Our Comprehensive Strategy Centers On Delivering Value To Shareholders Chapter 2

High barriers to entry Multiple revenue streams Local/national advertising blend Predictable revenue: long-term retransmission contracts Predictable expenses: long-term network contracts Long-term, mutually beneficial partnerships Strong, trusted brands built on serving local communities The advertising platform that powers the Main Street economy Local TV plays a strong role in the development of the media ecosystem Here’s Why We Love The Television Business Chapter 2: Local Media

Top 10 primetime shows ranked by average weekly viewers, fall 2017 Source: Nielsen NNTV Program Report. All Broadcast and Cable. Jan. 1, 2017 – Nov. 19, 2017. Live+7. Broadcast Prime Rank Show Network Viewers 1 NBC SUNDAY NIGHT FOOTBALL NBC 18,578,000 2 BIG BANG THEORY CBS 18,523,000 3 THE GOOD DOCTOR ABC 17,955,000 4 YOUNG SHELDON CBS 17,760,000 5 NCIS CBS 17,700,000 6 THIS IS US NBC 16,516,000 7 AMERICA'S GOT TALENT-TUES NBC 16,034,000 8 WALKING DEAD AMC 14,796,000 9 AMERICA'S GOT TALENT-WED NBC 14,697,000 10 BULL CBS 14,423,000 Broadcast TV Commands The Largest Primetime Audiences Chapter 2: Local Media

Our Local Brands Have The Greatest Reach Into The Local Markets’ Audiences For Advertisers Chapter 2: Local Media

Scripps’ Retransmission Revenue Trajectory 1 $ In millions CAGR: ~35% Our Cable/Satellite Retransmission Revenue Continues Meaningful Growth Next Year And Beyond Chapter 2: Local Media 2013, 2014 and 2015 figures are pro-forma for acquisition of Journal, which do not necessarily reflect historical results and are not necessarily indicative of future results. About 2 million of our 17 million cable households step up from low or $0 rates to new Comcast rates on Jan. 1, 2020

Our Local Brands Are Essential To The Launch Of New Over-The-Top Services Chapter 2: Local Media These Over-The-Top (OTT) Services Are Carrying Or Will Soon Carry Scripps’ Local Television Programming

Scripps’ Television Stations Remain Well Positioned To Play A Leading Role In U.S. Elections Chapter 2: Local Media SD 3 ND 3 CO 9 IA 6 MN 10 WI 10 NE 5 FL 29 MT 3 WY 3 UT 6 ID 4 NV 6 WA 12 OR 7 PA 20 VA 13 NC 15 GA 16 NM 5 TX 38 OK 7 KS 6 AZ 11 IL 20 MO 10 CA 55 KY 8 NY 29 4 NH WV 5 OH 18 IN 11 TN 11 SC 9 AL 9 AR 6 LA 8 MS 6 VT 3 AK 3 MI 16 HI 4 ME 4 Boise, ID KIVI Las Vegas KTNV Bakersfield KERO San Diego KGTV Phoenix KNXV Tucson KGUN KWBA Denver KMGH Omaha, NE KMTV Tulsa, OK KJRH Kansas City, MO KSHB, KMCI Green Bay/Appelon, WI WGBA/WACY Milwaukee WTMJ Lansing, MI WSYM Detroit, MI WXYZ/WMYD Buffalo, NY WKBW Cleveland WEWS Baltimore WMAR Indianapolis WRTV Nashville WTVF Ft. Myers / Naples WFTX West Palm Beach WPTV Tampa WFTS Cincinnati WCPO Scripps Washington News Bureau + Political Sales Office Denotes states where 2016 presidential election decided by <10% Scripps is well-positioned to capture political ad spending in key swing states The Opportunity In The Scripps Footprint For Political Ad Revenue

The Fast-Growing Katz Networks Leverage Target Audiences To Attract A Broad National Ad Base Chapter 2: National Media Multicasting takes advantage of the growth in the over-the-air marketplace. Katz is the multicasting industry leader, with great audience resonance and advertiser relationships. At nearly 90 percent of the country, the networks have national distribution and scale. The networks are four of only six that are big enough to be Nielsen rated. Katz’ nationwide reach gives Scripps a new revenue stream with national advertisers targeting these audiences.

KATZ NETWORKS Antenna Use Has Been Accelerating, With 60 Million People Anticipated To Watch TV Over-The-Air This Year Chapter 2: National Media Consumers Watching TV Over-The-Air Source: MRI GFK 2017 Home Technology Monitor Ownership and Trend Report + ‘18/’19 internal projections. In Thousands

87% of U.S. households 87% of U.S. households All Four Katz Networks Reach About 90 Percent Of U.S. TV Households Chapter 2: National Media 90% of U.S. households 91% of U.S. households

LOWER REVENUE HIGHER REVENUE GENERAL MARKET HYBRID DIRECT RESPONSE DIRECT RESPONSE 35% of General Market Rate 80% of General Market Rate Shifting Inventory To A More Premium Advertiser Mix Is One Growth Driver Chapter 2: National Media Example: Network Advertising Inventory

Newsy has journalists across the country reporting for its 24-hour news channel across multiple platforms We are nearly fully deployed on all the major over-the-top and other internet-delivered television services Newsy will be live in 22 million cable households by the end of April Newsy is executing a multi-platform strategy, including cable, with an efficient cost structure Newsy's OTT and cable marketplaces have barriers to entry and multiple revenue streams Newsy Is A Fast-Growing News Network Operating In Multiple Valuable Marketplaces Chapter 2: National Media

Digital Advertising Over-the-Top Advertising Cable Carriage Fees and Advertising + + We Are Expanding Newsy To Cable Because That’s Where The Viewers – And The Money – Are Chapter 2: National Media Traditional pay television provides multiple revenue streams for advertising and subscriber fees Traditional TV is the most lucrative marketplace Cable and satellite operators aren’t adding new channels, so it is difficult to get cable shelf space However, these operators are eager for programming that helps them attract the next generation of subscribers We expect traditional pay TV operators to significantly participate in the future of television, positioning Newsy well As Newsy’s distribution grows, its revenue opportunities continue to increase

Podcasting Is A Rapidly Growing Media Marketplace Midroll Is A One-Stop Shop For Advertisers Seeking To Reach Younger Listeners Content Creation MONETIZATION Distribution 25 percent of U.S. listens to podcasts monthly 2009 24 million 2014 40 million 2017 67 million 2020 90 million* MONTHLY LISTENERS HAVE LISTENED AWARE UNAWARE Source: Edison Research *Midroll projection MONTHLY LISTENERS HAVE LISTENED AWARE UNAWARE Midroll Is A Leader Across All Parts Of The Podcast Ecosystem Chapter 2: National Media

The National Media Brands’ Revenue Growth Is Helping Us Diversify Our Revenue Streams Chapter 2: National Media Growing contribution from Retransmission and National Total Revenue $ in millions Revenue Streams:

Right Board And Right Management Team Chapter 3

Assumed the role of CFO in November 2017 In August 2017, Knutson was promoted to Chief Strategy Officer, adding corporate development to her prior responsibilities as Chief Administrative Officer Prior to joining Scripps in 2005, Knutson led HR finance and operations at Fifth Third Bank and served in a leadership role at Arthur Anderson Assumed the role of CEO in August 2017 In November 2016, Symson was promoted to COO, overseeing day-to-day operations of the company’s broadcast TV, digital media and radio divisions Joined Scripps in 2002 and held a variety of positions in the television and interactive divisions before being tapped to lead digital operations in 2011 Distinguished New Leadership Team Chapter 3 ADAM SYMSON CHIEF EXECUTIVE OFFICER LISA KNUTSON CHIEF FINANCIAL OFFICER

Chapter 3

Engaged, Highly Experienced Board…

Nominees For Election By Holders Of Class A Common Shares[1]



Lauren R. Fine
- Current Partner at Gries Financial
- Former Managing Director Merrill Lynch & Co.



Roger L. Ogden
- Current President of radio broadcaster Krystal Broadcasting
- Former President and CEO of Gannett Broadcasting
- Current Chairperson of Scripps' Compensation Committee



Kim Williams
- Former SVP of Global Industry Research at Wellington Management Co.
- Current Lead Independent director of Scripps' Board and member of Scripps' Audit and Compensation Committees

Nominees For Election By Holders Of Common Voting Shares[2]



Charles L. Barmonde
- Private investor, educator and entrepreneur
- Current member of Scripps' Nominating & Governance Committee



Richard A. Boehne
- Former Scripps CEO and COO
- Current Chairman of Scripps' Board



Kelly P. Conlin
- Current Chairman and CEO of Zinio
- Former CEO of NameMedia, Primedia and IDG
- Current member of Scripps' Audit Committee



John W. Hayden
- Former CEO of The Midland Company and American Modern Insurance Group
- Current Scripps' Nominating & Governance Committee Chairperson and Audit Committee member



Anne M. La Dow
- Former Human Resources executive
- Current member of Scripps' Compensation Committee



R. Michael Scagliotti
- Private investor and educator
- Current member of Scripps' Nominating & Governance Committee



Adam P. Symson
- Current CEO of Scripps
- Former Scripps COO and SVP of Digital
- Former Scripps broadcast executive

Our Board Has the Right Skills and Experience

1. Lauren Fine will join the Board, if elected by holders of Class A Common shares, at the 2018 Annual Meeting, replacing J. Marvin Quin, who is not standing for re-election
2. Excludes Peter Thompson, who is not standing for re-election at the 2018 Annual Meeting due to the policies of Amazon Corp., his new employer

37

Chapter 3

…With The Right Set Of Skills And Experience To Direct And Implement Corporate Strategy

NAME [1]	AGE	TENURE	ELECTED BY:	OPERATIONAL EXPERIENCE	SHAREHOLDER PERSPECTIVE	PUBLIC COMPANY CEO EXPERIENCE	TELECOM / MEDIA SECTOR EXPERTISE	OUTSIDE PUBLIC BOARD EXPERIENCE	FINANCIAL EXPERTISE	TECHNOLOGY SECTOR EXPERTISE
Lauren R. Fine [2]	58	–	Class A Common		✓		✓	✓	✓	✓
Roger L. Ogden	72	9.7	Class A Common	✓		✓	✓	✓		
Kim Williams (Lead Independent)	62	9.7	Class A Common		✓			✓	✓	
Charles L. Barmonde	42	2.8	Common Voting	✓	✓		✓			
Richard A. Boehne (Chairman)	62	9.7	Common Voting	✓		✓	✓		✓	✓
Kelly P. Conlin	58	4.8	Common Voting	✓		✓	✓	✓	✓	✓
John W. Hayden	60	9.7	Common Voting	✓		✓		✓	✓	
Anne M. La Dow	59	5.6	Common Voting	✓	✓					
R. Michael Scagliotti	46	0.8	Common Voting		✓					
Adam P. Symson (CEO)	43	0.8	Common Voting	✓		✓	✓		✓	✓
Averages:	**56**	**6.0**	**Totals:**	**7**	**5**	**5**	**5**	**4**	**4**	**4**

1. Excludes Peter Thompson, who is not standing for re-election at the 2018 Annual Meeting due to the policies of Amazon Corp., his new employer
2. Lauren Fine will join the Board, if elected by holders of Class A Common shares, at the 2018 Annual Meeting, replacing J. Marvin Quin, who is not standing for re-election

38

Chapter 4 We Continually Refresh Our Board To Support Strategy Chapter 3 Add Pete and Kelly here Pete: Tivo, Amazon, deep emerging-industry experience Kelly: Operating experience for media companies; deep understanding of digital media dynamics Lauren Fine will join the Board, if elected by holders of Class A Common shares, at the 2018 Annual Meeting, replacing J. Marvin Quin, who is not standing for re-election Peter Thompson is not standing for re-election at the 2018 Annual Meeting due to the policies of Amazon Corp., his new employer Since 2013, Scripps Has Brought In Five New Directors With Deep Industry Insights And Shareholder Perspective Lauren R. Fine 1 Experience and Background Will join the Board at the 2018 Annual Meeting, if elected by holders of Class A Common Shares Shareholder perspective Financial expertise R. Michael Scagliotti Experience and Background Joined the Board in 2017 Shareholder perspective Scripps family member Peter B. Thompson 2 Experience and Background Experience with TiVo and Amazon Deep future of TV and digital product experience Kelly P. Conlin Experience and Background Leadership and operating experience with media companies Deep understanding of digital media dynamics Adam P. Symson Experience and Background Joined the Board in 2017 Operational experience Public CEO experience Telecom / media sector expertise Technology sector expertise

Chapter 4 The Scripps Board Composition And Diversity Best The S&P 1500 Company Performance Chapter 3 Source: IRRC Institute & ISS Board Refreshment Trends, Jan 2017 SSP figures are pro-forma for the addition of Lauren Fine, who will join the Board if elected by holders of Class A Common shares at the 2018 Annual Meeting, and the retirement of J. Marvin Quin and Peter Thompson, who are not standing for re-election at the 2018 Annual Meeting

Chapter 4 Scripps Engages Frequently With Shareholders And Seeks Input Chapter 3 Regular outreach to our shareholders (including GAMCO) to discuss governance and compensation matters Attendance at 10+ industry investor conferences per year Over 200 in-person investor meetings a year Annual investor days in New York to highlight strategy and future path Frequent interaction and solicitation of input from sell-side analysts to understand their clients’ viewpoints Regular engagement with, and support from, the Scripps family, our largest stockholder Scripps Places Great Value On Shareholder Input And Engages Regularly With Investors To Gain Insights Into The Financial, Strategic And Governance Issues About Which They Care Most

GAMCO’s Thesis Is Misguided Chapter 4

As it does with all investors, Scripps has sought to foster an open dialogue with GAMCO about company operations and strategy as well as board composition. Despite Scripps' attempts at dialogue, GAMCO escalated to a proxy contest, with little explanation. To avoid any risk, executing on our strategy is paramount to maximizing value for our shareholders. Despite Regular Conversations, Mr. Gabelli Never Articulated A Coherent Thesis For Company Change Chapter 4 Summary Of Interactions May 10, 2017 Adam Symson, as COO, with then CEO Rich Boehne and IR VP Carolyn Micheli, visited the GAMCO team at their offices and had a positive, friendly talk about creating value and the company direction. July 2017 Mario Gabelli, GAMCO founder and CEO, called Symson to congratulate him on the announcement that he would take the CEO role in August. He did not indicate concerns with company direction. Aug. 16, 2017 GAMCO filed an amended 13D stating that it was evaluating all options with respect to submitting director nominations for considerations at the Scripps Annual Meeting. Sept. 6, 2017 Gabelli attended Scripps’ Investor Day and talked with Symson and Micheli, but did not indicate intent to submit director nominations or any concerns about company direction. Sept. 19, 2017: Gabelli had a call with Symson and Micheli during which he said he was continuing to explore options with regard to submitting director nominations. Nov. 3, 2017 Gabelli had a call with Symson and Micheli during which he stated his intent to nominate up to three directors, that it was a friendly move and that capital allocation was generally an issue but with no specifics. Feb. 20, 2018 After GAMCO had nominated three directors with no prior communication on their identities, Scripps asked to interview them. GAMCO declined. March 5, 2018 Symson and Gabelli met and discussed the company’s strategic and operating plan, trends within the industry and the composition of the Board. Key Proxy Contest Events Oct. 6, 2017: GAMCO filed a 13D/A and disclosed intent to nominate up to three individuals for election to the Board Feb. 1, 2018: GAMCO disclosed the names of two individuals that it intended to nominate for election to the Board Feb. 5, 2018: GAMCO disclosed the name of the third individual that it intended to nominate for election to the Board Mar. 20, 2018: Scripps filed its definitive proxy statement Mar. 26, 2018: GAMCO filed its definitive proxy statement Apr. 3, 2018: GAMCO published a letter to Scripps shareholders

Chapter 6 GAMCO Margin Argument Unclear; Our Strategy Provides Runway To Near-Term Margin Expansion Chapter 4 Local Media margin expansion will be driven by retransmission growth and restructuring initiatives Margin improvement driven by our buy-sell-swap strategy and efforts to go deeper in existing markets Continued margin expansion as we scale our National Media brands Our Margin Enhancement Strategies TBU Despite focus on increasing cash flow “without making acquisitions,” GAMCO letter dated April 3, 2018, compared Scripps to two companies that engaged in multiple strategic combinations Comparison companies have grown meaningfully via acquisitions, and broadcasting cash flow (“BCF”) margins have actually declined post-transaction(s) + BCF Margin % 2015 2017 2015 2017 + Announced May 2017 Closed January 2017 Closed September 2017 GAMCO Margin Thesis Not Clear

Governance Overview Chapter 5

Annually elected Board of Directors Separate Chairman, Separate Chief Executive Officer Lead Independent Director Independent Directors meet without management at every Board meeting Annual review of executive compensation to ensure alignment with shareholder interests Chapter 6 Governance Overview Chapter 5 Overview

Aligning Executive Pay With Our Shareholder Interests Pay-Performance Alignment With Strong Common Share Support Target Pay That Is Majority At-Risk Shareholder-Friendly Provisions That Minimize Pay-Related Risk Balanced Design Weighted Heavily On Performance Annual review of compensation program to ensure that policies and practices do not promote excessive risk Four-year vesting periods for long-term awards exceed peer/industry standard of three years Change-in-Control Plan requires a double-trigger before payment of cash severance Robust clawback policy that extends beyond the Sarbanes-Oxley requirements by including all NEOs and explicitly covering both cash and equity Recently adopted anti-hedging and anti-pledging provisions supplement our insider trading policy Conservative fixed pay components with reasonable annual increases Equitable incentive components with reasonable caps and consisting of: Variable/At-Risk Pay (STI + LTI) Fixed Pay (Base Salary) Annual Incentive Plan Time-Based RSUs Performance-Based RSUs 27% of target pay for CEO, 23% for other NEOs Based 75% on free cash flow and 25% on revenue – company and / or broadcast 27% of target pay for CEO, 22% for other NEOs Represents 60% of long-term award 18% of target pay for CEO, 15% for other NEOs Represents 40% of long-term award Based 100% on company-wide free cash flow 1 72% 60% 40% 28% Chapter 5 Source: S&P Capital IQ and 2018 Proxy Statement As CEO Symson assumed leadership in August of 2017, pay represents an annualized total with adjustments made to salary ($880,000), and STI ($752,400); all remaining components included as reported. Mgmt Say on Pay (MSOP) Support N/A N/A 100% 100% Outcome of Vote Determined at Annual Meeting

Focus On Journalism That Makes A Difference Chapter 5 The company motto since 1923 has been Give Light and the People Will Find Their Own Way, which inspires its employees to provide news and other information of the highest quality in order to help improve the lives of those in their communities. All of the Scripps television stations/local media operations adopt social causes and organize many philanthropic events each year. Their on-air personalities host charity events for free as a way to give back. The company sees its stations’ role as serving and bettering the communities in which they work. Scripps produces community-changing, impactful journalism through its television stations coast to coast as well as through its 100-year-old Scripps Washington Bureau, its national, millennial-focused news network Newsy and select programming on Katz networks and Midroll podcasts. Its many media brands also provide engaging and entertaining content that provides a service to local and national advertisers by providing effective, targeted vehicles for sharing messages that help build their businesses.

Chapter 6 Conclusion: Scripps Is Well-Positioned To Create Meaningful Short-Term And Long-Term Value For Shareholders Conclusion Reorganized Business and Right-Sized Cost Structure to Capture Value in the Short Term Diversified Revenue Streams and Business Models to Strengthen Our Foundation for Long Term Success Action-Oriented New Leadership Team Committed to Executing on Strategy Board Has Right Skills and Experience, Committed to Shareholder Perspectives and Maximizing Shareholder Value 1 2 3 4

Chapter 6 The Board Of Directors Recommends That You Vote The WHITE Proxy Card Conclusion GAMCO Seeks to Disrupt Scripps’ Momentum to Pursue an Undisclosed Agenda GAMCO has not indicated any particular failing by Scripps, its Board, or its management team Failed to provide any credible arguments as to why GAMCO believes that change is necessary or why its nominees have experiences or competencies that would expand the depth and breadth of the Board GAMCO lacks a specific plan on how to enhance stockholder value and has nominated individuals less qualified than existing directors and who do not enhance the skills already possessed by our current directors GAMCO has not shared with Scripps any suggestions for operational improvements, an alternative strategic plan or any specific ideas for improving our long-term prospects The Case for Scripps’s Nominees is Clear Vote the WHITE Proxy Card FOR All Three Scripps Director Nominees